New York Life Insurance and Annuity Corporation
New York Life Variable Universal Life Accumulator II—Series 2
Summary Prospectus For New Investors—May 1, 2025
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
This Summary Prospectus summarizes key features of the Variable Universal Life Accumulator II policy, an individual, flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). There are two series of the Policy. This Summary Prospectus describes Series 2 Policies. Before you invest, you should also review the full prospectus for the policy, which contains more information about the policy’s features, benefits and risks. You can find this document and other information about the policy online at https://dfinview.com/NewYorkLife/TAHD/accumulatorii, or at no cost by calling us at 1-800-598-2019 or by sending an email request to AccumulatorIIProspectus@newyorklife.com or through the New York Life Insurance Company Mobile Application (“mobile application”), available for download on the Apple App Store and Google Play Store.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available online at Investor.gov.
The words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Variable Universal Life Accumulator II policy insures one person and pays a benefit upon that person’s death. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
Free Look. If you are a new purchaser of a policy, you may cancel your policy within 20 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your policy, you will receive either a full refund of the amount you paid with your application or your policy’s Cash Value, plus any Premium Expense Charge and Monthly Deduction Charges, minus loans and accrued loan interest.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539

Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC 5450 N. Cumberland Avenue, Suite 100 Chicago, IL 60656-1422

i

Definitions

The references in the definitions below, for more information, are to sections of the full statutory prospectus.
More detailed information concerning certain terms defined below is provided in “Definitions” in the full statutory prospectus.
Cash Surrender Value: The Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account, DCA Plus Account, DCA Extension Account and the Loan Account.
Dollar-Cost Averaging (“DCA”) Accounts: The DCA Plus Account and the DCA Extension Account. The DCA Accounts are supported by the assets in NYLIAC’s General Account. Although the DCA Accounts are considered Fixed Investment Options, they are not part of the Fixed Account.
Dollar-Cost Averaging Extension (“DCA Extension”) Account: The dollar-cost averaging account used specifically for the DCA Extension Program. The amount in the DCA Extension Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Specifications Page, plus or minus any changes to the initial face amount.
Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change, but will never be less than the Guaranteed Minimum Interest Rate. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest which accrues and is credited on a daily basis.
Fixed Investment Options: The Fixed Investment Options consist of the Fixed Account, the DCA Plus Account and the DCA Extension Account. Fixed Investment Options are part of NYLIAC’s General Account.
Flat Extra: An additional charge that may be assessed and added to the Monthly Cost of Insurance Charge to cover an additional risk on the Insured. If applicable, the amount and duration of any Flat Extra will be displayed under the Table of Guaranteed Maximum Monthly Cost of Insurance Rates shown on your Policy Specifications Pages.
General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
GMAB Investment Divisions: The Investment Divisions currently available with the GMAB Rider.
Good Order:A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order.
Guarantee Period: The period of time during which the No Lapse Guarantee is in effect. This period of time varies depending on the issue age of the insured. Please see “Termination and Reinstatement—No-Lapse Guarantees” for more information.

Initial Premium Transfer Date:The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, the DCA Plus Account and the DCA Extension Account.
Issue Date: The date we issue the policy as specified on the Policy Specifications Page.
Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.
Life Insurance Proceeds:The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and any unpaid or deferred Monthly Deduction Charges.
Loan Account: The Loan Account reflects that part of your Cash Value that has been transferred from the Investment Options as collateral for policy loans.
Monthly Contract Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.
Monthly Cost of Insurance Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing a Life Insurance Benefit.
Monthly Deduction Charges: The Monthly Contract Charge, the Monthly Cost of Insurance Charge, the Monthly Mortality and Expense Risk Charge, the Monthly Per Thousand of Face Amount Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.
Monthly Deduction Day: The date that we deduct the Monthly Deduction Charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Monthly Per Thousand of Face Amount Charge: A monthly charge that is based on the Insured’s class of risk, gender, Issue Age, Policy duration and Face Amount.
Monthly Mortality and Expense Risk Charge: A monthly charge that is assessed to cover the risk that the group of lives that we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have anticipated (expense risk).
Net Amount at Risk: As of any Monthly Deduction Day, the difference between (i) the Life Insurance Benefit divided by 1.0032737, and (ii) the policy’s Cash Value. See “Deductions from Cash Value—Monthly Cost of Insurance Charge" for more information.
No Lapse Guarantee Minimum Monthly Premium: An amount listed on the Policy Specifications Page. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis, as long as you pay a sufficient amount to pass the No Lapse Guarantee Premium Test. The No Lapse Guarantee Minimum Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy and applicable riders, adding or deleting a rider, and/or a change in class of risk.
Net Premium: The balance of a premium payment after the Premium Expense Charge has been deducted.
No Lapse Guarantee Required Premium:An amount equal to, on any Monthly Deduction Day, the cumulative sum of all No Lapse Guarantee Minimum Monthly Premiums from the Policy Date up to that Monthly Deduction Day.
NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.
Policy or Accumulator II Policy: Your Accumulator II – Series 2 variable universal life policy.
Policy Specifications Page: The policy pages that provide information regarding your policy, such as policy Face Amount, premiums due and policy charges.  May also be referred to as “Policy Data Pages” in riders or endorsements attached to your policy.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. You can find your Policy Date on the Policy Specifications Page.
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Series 2 Policy(ies):A Policy for which NYLIAC began accepting applications and premium payments beginning on August 28, 2021 in most jurisdictions and on November 20, 2021 in New York and California.
Surrender Charge Period: The period of time during which we will assess a surrender charge. This period of time varies depending on the issue age of the insured. See “Transaction Charges—Surrender Charges” for more information.
Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Specifications Page.
VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the Policy

Fees and Expenses
Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
If you fully surrender or withdraw money from your policy within a maximum of 10 years following your purchase of the policy, you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of the total premiums paid under the Policy and (b) equals a percentage of the Surrender
Charge Premium.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see the Prospectus, Table of Fees and Expenses;
Charges Associated with the Policy – Transaction Charges.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include Premium Expense Charges (deducted from each premium payment), and charges if you cancel the Guaranteed Minimum Accumulation Benefit (GMAB) Rider
or exercise the Insurance Exchange Rider, the Living Benefits Rider, or the Overloan
Protection Rider. A withdrawal fee may apply if you make a withdrawal from the
Premium Deposit Account.
We reserve the right to impose partial surrender fees, transfer charges (when you transfer Cash Value between Investment Options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see the Prospectus, Table of Fees and Expenses;
Charges Associated with the Policy – Deductions From Premium Payments; Charges
Associated with the Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges, such as the
Monthly Cost of Insurance Charge, the Monthly Per Thousand of Face Amount
Charge, Flat Extra charges, and certain rider charges (for optional benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification). Other ongoing charges include the Monthly Contract Charge, the
Monthly Mortality and Expense Risk Charge, loan interest and certain rider charges. Please refer to your Policy Specifications Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios (portfolio companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2024 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.13%	1.34%

For more detailed information, see the Prospectus, Table of Fees and Expenses;
Charges Associated with the Policy; and Appendix: Eligible Portfolios Available Under
the Policy for our list of available Eligible Portfolios, the current expenses for these
Portfolios, and the Average Annual Total Returns.

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications in the early years of the policy make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Loans; and Surrenders–Partial Surrenders–Amount Available
for a Partial Surrender.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios (portfolio companies) you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the Fixed Account) has its own
unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/accumulatorii. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Accounts), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see the Prospectus, Management and Organization;
Financial Statements; Summary of Principal Risks of Investing in the Policy–
Insurance Company Risks; Risks Affecting Our Administration of the Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Cash Surrender
Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s
Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the No Lapse Guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Termination and Reinstatement; Premiums– Risk of Minimally
Funded Policies.

Restrictions

Investments
•You can select a maximum of 21 Investment Options among the available
Investment Divisions (that invest in the Eligible Portfolios), the Fixed Account and/or the DCA Accounts.
•The minimum amount that you can transfer is $500. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of (a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or (b) $5,000.
•NYLIAC Policy Specifications Page reserves the right to remove or substitute any
Eligible Portfolios (portfolio companies) as Investment Options that are available under the policy.
•We set limits on the number of electronic or telephonic transfer requests that can be made in any period. If these limits are exceeded, any subsequent transfer requests must be made by U.S. mail or overnight courier.
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see the Prospectus, Descriptions of the Policy -
Investment Divisions, the Fixed Account and the DCA Accounts; Descriptions of the
Policy - Transfers Among the Investment Divisions, the Fixed Account and the DCA
Accounts; Description of the Policy – Limits on Transfers, and Appendix: Eligible
Portfolios Available Under the Policy for our list of available Eligible Portfolios.

Optional Benefits
•We may modify or discontinue offering an optional benefit at any time.
•There are limitations on the benefit amounts associated with some optional benefits.
•Activation of certain optional benefits may affect the Face Amount, life insurance proceeds or other rights under the policy.
•Some optional benefits have Policy Year limitations and/or age requirements.
•Some optional benefits may have tax implications.
•Some optional benefits are only available with certain Life Insurance Benefit
Options and certain life insurance qualification tests.
•Some optional benefits are only available with Non-qualified Policies.
•Some optional benefits may not be used together.
•Your choice of Investment Options may be limited if you elect certain optional benefits.
•A transfer under some optional benefits could reduce the value of the benefit by more than the dollar amount of the transfer.
•We may change these restrictions in the future.
For more detailed information, see the Prospectus, Descriptions of the
Policy—Additional Benefits Through Riders and Options.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy–Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else).
These investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see the Prospectus, Distribution and Compensation
Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.
For more detailed information, see the Prospectus, Description of the
Policy–Tax-Free “Section 1035” Insurance Policy Exchanges.

Overview of the Policy

1.
Purposes of the Policy
This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policy is offered by NYLIAC. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See the Prospectus, “Your Policy”.
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance (medical) underwriting before we accept additional premiums. See the Prospectus, “Premiums.”
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease (within certain limits), or stop making premium payments to meet your changing needs.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including the available Investment Divisions, the Fixed Account, and the DCA Accounts. Your premium payments, minus any applicable charges, are allocated to the Investment Options according to your instructions. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).
3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Life Insurance Benefit  Options
The policy offers different Life Insurance Benefit options (death benefits) that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.
●
Option 1— a benefit equal to (A) your policy’s Face Amount or (B) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.
●
Option 2— a benefit that varies and equals (A) the sum of your policy’s Face Amount and Cash Value, or (B) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702. See “Policy Payment Information - Life Insurance Benefit Options” in the Prospectus.
The Return of Premium Rider and the Accidental Death Benefit Rider, which are optional riders that may be purchased on the policy for an additional fee, may increase the life insurance benefit payable under the policy.

Changing the Face Amount of Your Policy
You may increase or decrease the Face Amount of your Policy, subject to the minimum (generally $50,000) and maximum Face Amount limitations shown in the Additional Policy Information section of your Policy Specifications Pages. If you decrease the Face Amount, you may be subject to increased Monthly Cost of Insurance Rates which in no event will be higher than the Maximum Cost of Insurance Rates in your Policy Specifications Pages. The Face Amount of your policy affects the Life Insurance Benefit to be paid. See the Prospectus, “Policy Payment Information - Changing the Face Amount of Your Policy”.
No Lapse Guarantee
The Policy offers a No Lapse Guarantee. This ensures that your Policy will remain in effect during the Guarantee Period, provided that your Policy premium payments satisfy the No Lapse Guarantee Premium Test on each Monthly Deduction Day. This benefit prevents your Policy from lapsing during the Guarantee Period, even if your Policy’s Cash Surrender Value is insufficient to cover your Monthly Deduction Charges. The length of the Guarantee Period varies according to the insured’s age at the time the policy is issued. The No Lapse Guarantee will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the No Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the No Lapse Guarantee by paying an additional premium amount necessary to satisfy the No Lapse Guarantee Premium Test. When the No Lapse Guarantee ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a notice of payment due. If that amount is not paid, the Policy will enter into the late period. See the Prospectus, “Termination and Reinstatement – No Lapse Guarantees”.
Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Account, DCA Plus Account, DCA Extension Account and the Loan Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Accounts, outstanding loans (including loan interest), charges we deduct, your premium payments, and non-guaranteed Persistency Credits (if any).
The Cash Surrender Value is the amount we will pay you if you surrender your policy. This is equal to the Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. See the Prospectus “Description of the Policy – Cash Value”.
Non-guaranteed Persistency Credit
On your Persistency Credit Start Date (as specified in your Policy Specifications Page), we may apply a persistency credit to the unloaned portion of your policy’s Cash Value on each Monthly Deduction Day beginning in Policy Year 11. The persistency credit that we expect to pay on a monthly basis is 0.00833% (0.10% annualized) from Policy Years 11 through 15 and 0.01665% (0.20% annualized) in Policy Years 16 and thereafter.  If it is paid, it will be applied proportionally to the unloaned portion of your Cash Value in each of the Investment Divisions and the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium. Your policy’s persistency credit is not guaranteed (except in New York), and we may discontinue this feature at any time. For more information on the persistency credit, please contact your registered representative. See the Prospectus, “Description of the Policy - Investment Divisions, The Fixed Account and the DCA Accounts – Non-Guaranteed Persistency Credit.”
Liquidity through Loans and Partial Surrenders
You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. See “Loans” in the Prospectus.
You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your policy’s Face Amount and/or Life Insurance Benefit. If a partial surrender would cause the policy to fall below its minimum Face Amount requirement, we reserve the right to require a full surrender. Surrender charges may apply. Partial surrenders can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial surrender. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s

Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). See the Prospectus, “Surrenders.”
Investment Options
This policy offers you a choice of Investment Options, including the available Investment Divisions, Fixed Account and DCA Accounts. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. Transfers among the Investment Options can be made tax-free, within the limits described in the prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices of Investment Options may be limited if you elect certain benefits or riders. See the Prospectus, “Management and Organization - The Fixed Account and the DCA Accounts” and “- Funds and Eligible Portfolios” and the Appendix: Eligible Portfolios Available Under the Policy.
Automated Investment Features
There are six administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar-Cost Averaging (DCA), Dollar-Cost Averaging Plus, Dollar-Cost Averaging Extension, Expense Allocation, and Interest Sweep. See the Prospectus, “Description of the Policy - Additional Benefits Through Riders and Options.”
Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, spousal insurance benefits, benefits that waive monthly charges or pay a specified amount in certain situations like total disability, and overloan protection against lapse. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Description of the Policy - Additional Benefits Through Riders and Options”in the Prospectus.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) the New York Life Insurance Company Mobile Application (“mobile application”) available for download on the Apple App Store and Google Play Store, (3) toll-free telephone support through the VPSC (1-800-598-2019), and (4) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described in the full prospectus. See "Management and Organization - How to Reach Us for Policy Services" in the Prospectus.
A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has over 180 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aaa (Exceptionally Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Investment Options and NYLIAC's claims-paying ability and financial strength. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Standard Death Benefits

1.
What Is The Death Benefit Under the Policy?
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. (See “Policy Payment Information – When We Pay Life Insurance Proceeds- Life Insurance Benefit Options” in the Prospectus.) Your policy lets you choose between two options:
Option 1—Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount. If you have elected the Return of Premium (ROP) Rider, the Life Insurance Benefit is equal to the policy’s Face Amount plus the ROP Benefit (as described in the ROP Rider).
Option 2—Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value.
Your Life Insurance Benefit will never be less than your policy’s Face Amount. We determine the Life Insurance Benefit as of the date of the insured’s death.
Under either of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under Internal Revenue Code (IRC) Section 7702 (the “Corridor Death Benefit”), is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit (GMAB) rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Specifications Page.
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:
●
If you choose Option 1 without the ROP Rider, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Life Insurance Benefit Proceeds than under Option 1 with the ROP Rider or Option 2.
●
If you choose Option 1 with the ROP Rider or Option 2, your Life Insurance Benefit will vary with the amount of premiums you have paid into the policy or your policy’s Cash Value, and you will generally have higher total policy cost of insurance charges and higher Life Insurance Benefit Proceeds than under Option 1 without the ROP Rider.
See “Policy Payment Information – When We Pay Life Insurance Proceeds- Life Insurance Benefit Options” in the Prospectus.
2.
When Does Life Insurance Coverage Begin Under the Policy?
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date. In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment. See “Policy Payment Information - When Life Insurance Coverage Begins” in the Prospectus.
3.
When Do We Pay Life Insurance Proceeds? What Is the Amount of These Proceeds? How Are they Paid?
If the policy is still in effect, NYLIAC will pay the Life Insurance Proceeds (and any Cash Surrender Value, partial surrenders, and loan proceeds) generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). Under certain circumstances, payment of proceeds may be delayed.

These proceeds will equal:
1)
the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen (together with the ROP Rider, if applicable) valued as of the date of death; plus
2)
any additional death benefits available under the riders you have chosen which have not already been reflected in the Life Insurance Benefit; less
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid or deferred Monthly Deduction Charges.
We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds.
The Life Insurance Proceeds will be paid in a lump sum. After the death of the insured, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will include interest compounded each year from the date of the insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.
See “Policy Payment Information—Life Insurance Proceeds” and “Policy Payment Information—When We Pay Life Insurance Proceeds - Life Insurance Benefit Options” in the Prospectus for more information.
4.
Can You Change the Face Amount of Your Policy?
With the policy, you are able to increase or decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). Decreases in Face Amount may incur surrender charges.
You may also request an increase of the policy’s Face Amount by sending us your written application in Good Order, signed by the insured, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new Surrender Charge Period and additional Monthly Cost of Insurance and Monthly Per Thousand of Face Amount Charges applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. See “Policy Payment Information - Changing the Face Amount of Your Policy” in the Prospectus.
Other Benefits Available Under The Policy

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about these benefits. Information about fees associated with each benefit included in the table may be found in the Fee Table. See “Descriptions of the Policy - Additional Benefits though Riders and Options” in the Prospectus.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar-Cost Averaging
Dollar-Cost Averaging is a
systematic method of
investing that allows you to
purchase shares of the
Investment Divisions at
regular intervals in fixed
dollar amounts so that the
cost of your shares is
averaged over time.
Optional
•Dollar-Cost Averaging does
not assure growth or
protect against a loss in
declining markets.
•You may not make
Dollar-Cost Averaging
transfers from the Fixed
Account, but you can make
Dollar-Cost Averaging
transfers into the Fixed
Account.
•Your cash value must be

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

$2,500 or more to elect
Dollar-Cost Averaging and
it will be automatically
suspended if the Cash
Value is less than $2,000
on a transfer date.
•This option is not available
with the Dollar-Cost
Averaging Plus Account or
Dollar-Cost Extension
Account.
•You may not elect
Dollar-Cost Averaging if
you have chosen
Automatic Asset
Rebalancing.

Dollar-Cost Averaging Plus Account
The DCA Plus Program
allows you to make regular
periodic allocations from the
DCA Plus Account into the
Investment Divisions and/or
Fixed Account over the
twelve-month period
following the Initial Premium
Transfer Date. The DCA Plus
Account will credit interest to
the amount in the account at
a rate, which we declare
periodically, in advance, and
at our sole discretion, but the
rate will never be less than
the GMIR.
Optional
•Use of the DCA Plus
Account does not assure
growth or protect against
loss in declining markets.
•The DCA Plus Account
must be elected at the time
your policy is issued.
•Because the entire initial
Premium is not in the DCA
Plus Account for the full
year, the annual effective
rate will not be achieved.
•The entire initial Net
Premium, which must be a
minimum of $1,000, must
be allocated to the DCA
Plus Account.
•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA Plus
Account is closed.
•The DCA Plus Account will
close automatically 12
months following the Initial
Premium Transfer Date, or
such time that the balance
in the DCA Plus Account
on a DCA Plus Transfer
Date falls below $100,
whichever is sooner.
•You cannot make transfers
into the DCA Plus Account.

Dollar-Cost Averaging	After the completion of the DCA Plus Program, the DCA	Optional	•Use of the DCA Extension Program does not assure

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Extension Account
Extension Program allows
you to make regular periodic
allocations from the DCA
Extension Account to the
Investment Divisions and/or
Fixed Account when a single
premium payment of at least
$10,000 is made. The DCA
Extension Account will credit
interest to the amount in the
account at a rate, which we
declare periodically, in
advance, and at our sole
discretion, but the rate will
never be less than the GMIR.

growth or protect against
loss in declining markets.
•Only available after the
completion of the DCA
Plus Program and in the
first 7 Policy Years.
•Because the entire initial
Premium is not in the DCA
Extension Account for the
full year, the annual
effective rate will not be
achieved.
•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA
Extension Account is
closed.
•The cash value in the DCA
Extension Account must be
at least $100 for the
program to continue.
•You cannot make transfers
into this account.

Automatic Asset Rebalancing
Automatically rebalances the
amount you have in the
Separate Account on a
schedule you select among
the Investment Divisions to
maintain a predetermined
percentage invested in the
Investment Division(s) you
have selected.
Optional
•Your Separate Account
Value must be at least
$2,500 to elect this option.
We will suspend this option
automatically if the
Separate Account Value is
less than $2,000 on a
rebalancing date.
•You may not elect this
option if you have chosen
Dollar-Cost Averaging or
any of the Dollar-Cost
Averaging Accounts.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	Optional
•The value in the Fixed
Account must be at least
$2,500 to elect this option
and it will be automatically
suspended if the amount in
the Fixed Account falls
below $2,000.
•You cannot use this option
if you have instructed us to
pay any part of your policy
charges from the Fixed
Account.
•If you want to use this
option and allocate your

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

charges, your charges
must be allocated to the
NYLI VP U.S. Government
Money Market Investment
Division.
•An Interest Sweep transfer
cannot cause more than
the greater of (i) $5,000 or
(ii) 20% of the amount you
have in the Fixed Account
at the beginning of the
Policy Year to be
transferred from the Fixed
Account.
•This option is not available
with the Dollar-Cost
Averaging Plus Account or
Dollar-Cost Extension
Account.

Expense Allocation Option	You can choose how to allocate certain Monthly Deduction Changes from your Cash Value.	Optional	•Expense Allocation is only available from the Fixed Account or the NYLI VP U.S. Government Money Market Investment Division.
Premium Deposit Account (“PDA”)
Allows you to fund up to 14
annual Planned Premiums or
179 monthly Planned
Premiums through a lump
sum deposit into an
interest-bearing PDA. The
amount in the PDA earns
interest at a rate effective on
the date the PDA is opened
and that will not change for
the duration of the PDA.
Optional
•Subject to jurisdictional
requirements, the PDA may
be available to you through
an agreement and/or rider.
See “State Variations and
Rider Availability” for more
information.
•The amount you may fund
into the PDA may be
limited by the terms of the
PDA Agreement and/or
Rider.
•You may only make one
lump sum deposit into the
PDA.
•Use of the PDA does not
guarantee that the policy
will not lapse.
•There may be limits on
withdrawals from the PDA
and a withdrawal fee may
apply.
•Planned Premium mode
must be monthly or annual
and cannot be changed
during the duration of the
PDA.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
•The Initial Premium must be paid outside of the PDA. •The PDA can only be elected within 45 days after the Initial Premium is paid into the policy.
No Lapse Guarantee
This ensures that your policy
will remain in effect during
the Guarantee Period,
provided that your policy
premium payments satisfy
the No Lapse Guarantee
Premium Test on each
Monthly Deduction Day. This
benefit prevents your policy
from lapsing during the
Guarantee Period, even if the
Cash Surrender Value is
insufficient to cover the
Monthly Deduction Charges
on a Monthly Deduction Day.
Standard
•The length of the
Guarantee Period varies
according to the insured’s
age at the time the policy is
issued.
•The No Lapse Guarantee
will become inactive before
the end of the Guarantee
Period if, on any Monthly
Deduction Day, your
premium payments do not
pass the No Lapse
Guarantee Premium Test.

Return of Premium (ROP) Rider
The ROP Benefit is equal to
the sum of Planned and
Unplanned Premiums made
into the policy, subject to the
maximum limit shown on the
rider’s Specification Page,
minus any partial surrenders.
If you elect this rider, your
Life Insurance Benefit will be
at least your policy’s Face
Amount plus the ROP
Benefit.
Optional
•Only available at issue.
•Only available with Life
Insurance Benefit Option 1.
•The ROP Benefit amount is
limited to the amount
shown on the rider’s
Specification Page. It can
fluctuate but will never be
less than zero.
•Partial surrenders reduce
the ROP Benefit amount.
•Changing to Life Insurance
Benefit Option 2 will
terminate the ROP Rider
and the ROP Benefit.

Living Benefits Rider (filed as Accelerated Death Benefits Rider)	Advances a portion of the Life Insurance Benefit Proceeds benefit upon Insured having a life expectancy of 12 months or less.	Optional
•Minimum accelerated
benefit amount is $25,000.
•Maximum accelerated
benefit amount is $250,000
(total for all NYLIAC and
affiliated companies’
policies).
•A payment under this rider
will reduce your policy’s
Face Amount, rider death
benefits, monthly
deductions, Cash Value,
and any unpaid policy loan.
•There is a $150

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
administrative fee to exercise the rider. •Not available on Qualified Policies.
Spouse’s Paid-Up Insurance Purchase Option Rider	Allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.	Standard
•The maximum Face
Amount of the spouse’s
new paid-up whole life
policy is the lesser of
(1) the maximum amount
of the Life Insurance
Benefits Proceeds (before
any unpaid loan is
deducted), or (2)
$5,000,000.

Accidental Death Benefit Rider	This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.	Optional
•Only available to insureds
who are Issue Age 0-65.
•We will pay the additional
death benefit only if the
Primary Insured dies within
one year of such accident.
•No benefit is payable under
the rider if the death of the
insured occurs before the
insured’s first birthday or
after the policy anniversary
on which the insured is age
70.

Guaranteed Insurability Rider	Provides right to increase Face Amount or purchase new policy without evidence of insurability on specified option dates	Optional
•Only available to insureds
who are Issue Age 0-43.
•Additional insurance
amount cannot be less
than $10,000 or more than
the Option Amount of the
rider. The Option Amount
must be selected at the
time the rider is issued,
and it cannot exceed the
lesser of $150,000 or a
multiple of the initial Face
Amount.
•Face Amount increases or
the purchase of a new
policy are limited to
scheduled option dates
and alternative option
dates only.
•Rider ends at age 46.

Insurance Exchange Rider	This rider allows you to exchange the policy for a new NYLIAC variable	Standard	•Not included if the GMAB Rider is elected. •You must provide evidence

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
universal life policy issued on a new insured using the cash values from your original policy.
of insurability on the new
insured and have an
insurable interest in the
new insured.
•You may be required to
make a payment to
exercise this rider.
•Exercising this rider will
have tax consequences.
•This rider may be
exercised only once.

Monthly Deduction Waiver Rider
This rider provides for the
waiver of Monthly Deduction
Charges if the insured
becomes totally disabled for
at least six consecutive
months. We will waive your
Monthly Deduction Charges
as long as the disability
continues.
Optional
•Only available to insureds
who are Issue Age 0-59.
•If disability begins after
age 60 and before age 65,
deductions will be waived
to age 65.
•If there is no disability at
all, the rider ends at age
65.
•If you elect this rider, you
may not elect the Waiver of
Specified Premium rider.
•We require proof from time
to time that the insured is
totally disabled.

Overloan Protection Rider
When activated, the
Overloan Protection Rider
guarantees that your policy
will not lapse even if: (1) the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges or (2) the
policy’s outstanding loans
plus accrued loan interest
exceed its Cash Value.
Standard
To activate this rider, the
following conditions must be
met:
•The policy must be in effect
for at least 15 years.
•The insured must be at
least age 75.
•The Life Insurance Benefit
Option elected under the
base policy is Option 1.
•Any outstanding loan plus
accrued loan interest
exceeds the Face Amount
of the policy in effect at the
time of activation.
•Any outstanding loan plus
accrued loan interest must
be less than 99% of the
policy Cash Value after the
deduction of any surrender
charges and the one-time
rider charge.
•Activation of the rider
cannot cause the policy to
violate the GPT  or the

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

CVAT at any duration.
•Cumulative partial
surrenders taken must be
no less than the total
premiums paid under the
policy.
•Activation results in certain
changes to your policy,
including changes to the
face amount and Life
Insurance Proceeds. In
addition, all other riders will
end (with the exception of
the Spouse’s Paid-Up
Insurance Purchase Option
Rider), all Cash Value will
be transferred to the fixed
account, and your ability to
make other policy changes
will be limited.

Waiver of Specified Premium (WSP) Rider
This rider will pay, on each
Monthly Deduction Day, a
specified premium amount
(the “WSP Amount”) into the
policy if the insured suffers
from a total disability (lasting
at least six (6) consecutive
months) while the WSP Rider
is in force.

We will pay the WSP Amount
until: (a) the period of total
disability ends; (b) the policy
anniversary on which the
insured is age 65; or (c) the
policy ends or is
surrendered, whichever
comes first. Monthly WSP
rider charges are waived
during any period when the
WSP Amount is being paid.
Optional (Subject to jurisdictional availability). For further information on rider availability, see “State Variations and Rider Availability” in the Prospectus.
•Only available to insureds
who are Issue Age 0-59.
•At issue, the WSP Amount
is based on (a) the Face
Amount of the policy, and
(b) the insured’s issue age,
gender, and risk
classification.
•The WSP Rider ends on
the earlier of any of the
following events: when the
policy ends, when the
policy is surrendered, or on
the policy anniversary on
which the insured is age
65.
•Payment of the WSP
Amount does not
guarantee that your policy
will not lapse.
•While you are on claim, we
will also continue to deduct
applicable Monthly
Deduction Charges.
•You may be required to pay
additional premiums during
a period of total disability
to maintain the policy in
force.
•The WSP Amount cannot
be greater than $12,500 on

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
a monthly basis. •If you elect this rider, you may not elect the Monthly Deduction Waiver rider.
Guaranteed Minimum Accumulation Benefit Rider
Provides a guarantee that at
the end of the 12th Policy
Year, your Separate Account
Value will not be less than
the value of the GMAB
Account minus any unpaid
loans and accrued loan
interest (“Adjusted GMAB
Account Value”). Only
provides protection against
decreases in the policy’s
Separate Account Value due
to negative investment
performance.
Optional (Subject to jurisdictional availability). For further information on rider availability, see “State Variations and Rider Availability” in the Prospectus.
•Only available at issue.
•Only available to insureds
who are Issue Age 0-75.
•This Rider may not be a
benefit to you if all or most
of your cash value is
allocated to the Fixed
Investment Options.
•You must have 100% of
your cash value allocated
to the GMAB Allocation
Alternatives.
•The Rider does not
guarantee a return of
principal.
•This Rider will provide no
benefit if you surrender the
policy (or cancel the Rider)
or the insured dies before
the end of the 12th Policy
Year.
•This Rider also provides no
benefit if the policy lapses,
even if the Adjusted GMAB
Account Value is greater
than the Separate Account
Value.
•Cannot be elected if the
Cash Value Accumulation
Test is elected.

Buying the Policy

To purchase the policy, you must send us a completed application. You select, within our limits, the policy’s face amount and Life Insurance Benefit option. We determine the insured’s risk classification and whether to accept or reject the application for the policy. This policy is only available on the basis of full medical underwriting.
The policy is available as a Non-Qualified Policy. At times, NYLIAC may make the policy available as a Qualified Policy to new participants of existing Qualified Plans.
1.
What Are the Premiums For the Policy?
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, your policy can lapse even if you pay all of the planned premiums on time; you may need to make additional premium payments to keep your policy from lapsing. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our sales standards and potential proof of insurability. See “Description of the Policy” and “Premiums” in the Prospectus.

The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocations you have elected. Thereafter, we apply the Net Premium to the Investment Divisions, the Fixed Account and/or DCA Accounts, according to your instructions.
Risk of Minimally Funded Policies.Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance- related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.) See “Premiums – Risk of Minimally Funded Policies” in the Prospectus.
Premium payments are classified as planned or unplanned premiums.
2.
What Are Planned Premiums?
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of planned premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Specifications Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
Payment of the planned premiums does not guarantee that your policy will not lapse; your policy can lapse even if you pay all of the planned premiums on time. We will require one or more additional premium payments if the Cash Surrender Value of your policy is insufficient to pay the charges needed to keep your policy in effect. If you do not pay the additional premium payment(s), your policy will lapse.
3.
What Are Unplanned Premiums?
An unplanned premium is a payment you make that is not part of the premium schedule you choose. The minimum unplanned premium amount we allow is $50. We may limit the number and amount of any unplanned premium payments.
4.
What are the limits on Planned and Unplanned Premiums?
Acceptance of initial and subsequent premium payments is subject to our sales standards. You can only make Planned or Unplanned Premiums until the policy anniversary on which the insured is age 121, except as needed to keep the policy from lapsing. If payment of a Planned or Unplanned Premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. On or after the Initial Premium Transfer Date, we will allocate the Net Premium (along with any interest credited to the initial premium before that date) to the Investment Divisions of the Separate Account, the Fixed Account and/or DCA Accounts, according to your instructions.
If you elect the Guideline Premium Test (GPT) to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 2% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information— When We Pay Life Insurance Proceeds— Life Insurance Benefit Options” in the Prospectus for more information.)

How Your Policy Can Lapse

1.
How Can Your Policy Lapse?
Your policy could lapse, and terminate without value, if the Cash Surrender Value of your policy is insufficient to pay the charges needed to keep your policy in effect, unless you make a required level of additional premium payment(s) or a No Lapse Guarantee is in effect. See “Termination and Reinstatement” in the Prospectus.
Lapse and Late Period. If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges (and the No Lapse Guarantee is not in effect), your Policy will continue for a late period of 62 days after that Monthly Deduction Day. (See “State Variations and Rider Availability” in the Prospectus for state-by-state details). This may happen even if all Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has a No Lapse Guarantee, it may prevent your policy from terminating during the period of time in which the No Lapse Guarantee is in effect.
If the insured dies during the late period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid or deferred monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.
No Lapse Guarantee. The policy offers a No Lapse Guarantee. The No Lapse Guarantee (“NLG”) ensures that the policy will not lapse, provided that the NLG is in effect and that it passes an NLG Premium Test. The policy will pass the test on any Monthly Deduction Day if (a) - (b+c) + (d) is at least equal to the NLG Required Premium as of that date, where:
(a)
equals the cumulative sum of all premiums paid to date under the policy;
(b)
equals the amount of any partial surrenders and any associated processing fees;
(c)
equals any outstanding policy loan and accrued loan interest; and
(d)
equals one NLG Minimum Monthly Premium.
If the policy passes the NLG Premium Test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the Monthly Deduction Charges for the next policy month. Rather, we will deduct the charges from the Available Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Available Cash Value until the end of the Guarantee Period. It is possible, therefore, that a negative Cash Value could accumulate while the NLG is in effect. The NLG will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the NLG Premium Test. If this occurs, you will have the opportunity to reactivate the NLG by paying an additional premium amount necessary to satisfy the NLG Premium Test and put the NLG back into effect.
The NLG will end when the Guarantee Period ends. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a bill for the accumulated negative amount. If that bill is not paid, the policy will enter the late period. If the bill is not paid during the late period, the policy will end and there will be no Cash Value or Life Insurance Benefit.
The length of the Guarantee Period varies according to the insured’s age at the time the policy is issued, and declines from 10 years for age 75 and below to 5 years at issue age 80.
See “Termination and Reinstatement – No Lapse Guarantees” in the Prospectus.

2.
Can you Reinstate your Policy after Lapse?
If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:
●
you send a written request for reinstatement, in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within three years after your policy is ended;
●
the insured is alive; and
●
you have not surrendered your policy for its Cash Surrender Value.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders and amounts borrowed from the policy.
To reinstate your policy, a payment equal to the sum of the following amounts (the “Reinstatement Payment”) must be made:
(a)
An Unplanned Premium payment sufficient to cover the Monthly Deduction Charges and any other policy charges for three months after the date of reinstatement multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages;
(b)
An Unplanned Premium payment equal to any Monthly Deduction Charges or other policy charges that were due and unpaid at the time of termination multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages; and
(c)
An amount equal to any outstanding policy loans, together with accrued loan interest, that was not paid from Cash Value at the time of termination.
Any policy loan(s) in effect at the time of termination of your policy are not eligible for reinstatement.
If the required payment is made within 31 days after the end of the late period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the late period, a written application will be required and you must provide proof of insurability that is acceptable to us.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or immediately following the later of (i) the date we approve your signed request for reinstatement; and (ii) the date we receive the Reinstatement Payment.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
See “Termination and Reinstatement” in the Prospectus.
Making Withdrawals: Accessing the Money in Your Policy

Partial Surrenders. You can request a partial surrender from your policy if: (1) the insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702. See “Surrenders” in the Prospectus.
You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000. A partial surrender will reduce your Cash Value and can reduce your Face Amount.
Requesting a Partial Surrender. You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus, calling 1-800-598-2019, or utilizing any other method we make available. Please note that partial surrender requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a means acceptable to us, including but not limited to a notarized confirmation of the owner(s) signature or medallion signature guarantee. We do not currently accept faxed or e-mailed requests for a partial surrender; however we reserve the right to accept them at our discretion.
We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. Your requested partial surrender will be effective on the date we receive your written request in Good Order.
Periodic Partial Withdrawals. After the tenth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals can be paid on a monthly, quarterly, semi-annual, or annual basis. You elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month).
Full Surrenders. The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Investment Options (and the fees and charges we deduct), and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living.
To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus, or you can utilize any other method we make available. For requests to surrender above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or medallion signature guarantee.
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the certain limits. A surrender may result in taxable income and a penalty tax to you.
See “Surrenders” in the Prospectus.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making partial surrenders. Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have elected. Please refer to “State Variations and Rider Availability” in the Prospectus for any fees that may differ from the general description provided below.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make a partial surrender, transfer Cash Value between Investment Options, or exercise certain rider options.
Transaction Fees
Charge	When charge Is Deducted	Amount Deducted
Premium Expense Charge[1]	When premium payment is applied
•Non-Qualified Policy		Guaranteed Maximum: 8.0% of premiums paid Current: 4.0% of premiums paid
•Qualified Policy		Guaranteed Maximum: 6.75% of premiums paid Current: 2.75% of premiums paid
Deferred Sales Charge[2]
•Surrender
On Surrender or lapse during the
applicable Surrender Charge
Period[3];
On Face Amount decreases within
the applicable Surrender Charge
Period;
After a Face Amount Increase or
Surrender, Lapse or Face Amount
decrease during the applicable
Surrender Charge Period[5]
Minimum and Maximum Guaranteed Charge[4]: $11.57—$47.00 per $1000 of Face Amount Minimum and Maximum Current Charge: $11.57—$47.00 per $1000 of Face Amount
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred rating) for $250,000 of Face Amount		$20.95 per $1000 of Face Amount
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 of Face Amount		$20.95 per $1000 of Face Amount
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0
Returned Payment (Bad Check) fee	At time payment is returned	Guaranteed Maximum: $20 Current: $0

Transaction Fees
Charge	When charge Is Deducted	Amount Deducted
Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value
Insurance Exchange Rider	When you exercise the benefit
A payment equal to 103% of the
excess amount of the Cash
Surrender Value of the new policy
over the Cash Surrender Value of
the existing policy at the time of
exercise. If there is no excess
amount, the one-time fee will not
be charged (one time).[6]

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)
Overloan Protection Rider Fee	When you exercise the benefit	Guaranteed Maximum of the Policy’s Cash Value: For CVAT Policies - 8.5%; GPT Policies - 5% Minimum Guaranteed of the Policy’s Cash Value: For GPT Policies - 2%; CVAT Policies - 1%
Premium Deposit Account Withdrawal Fee	At time of withdrawal from the Premium Deposit Account	Guaranteed Maximum: 10% of the withdrawal
1
For all Policies, the current Premium Expense Charge includes a state premium tax component of 2.00% and a sales expense component of 0.75%; for non-qualified Policies, a federal tax component of 1.25% is also included.
2
Exceptions to Surrender Charge. We will not deduct a surrender charge if:
●
We cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
●
We pay proceeds upon the death of the insured;
●
We pay a required Internal Revenue Service minimum distribution; or
●
The policy is out of the Surrender Charge Period.
3
The Surrender Charge Period varies depending on the age of the insured at the time the policy is issued.
4
The Guaranteed Maximum charge illustrated above is for a Male, Age 80, Substandard Rating and a $50,000 Face Amount. The calculation of your surrender charges will vary depending on the age of the insured at the time the policy is issued. For Insureds age 0 to 75 at policy issue, your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. The percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 79% for Policy Year 4; 74% for Policy Year 5; 62% for Policy Year 6; 49% for Policy Year 7; 36% for Policy Year 8; 23% for Policy Year 9, 10% for Policy Year 10 and 0% for Policy Year 11 and beyond. For insureds age 76 or older at policy issue, the applicable percentages will differ. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” in the full prospectus for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker, and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
5
The calculation of the amount and applicable Surrender Charge Period for the Surrender Charge after a Face Amount increase will begin on the effective date of that increase. See “Deferred Sales Charge” above.
6
If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolios’ fees and expenses.
Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Contract Charge	Monthly to Age 121	Guaranteed Maximum: $15 per month Current: $10 per month
Cost of Insurance Charge[1,2]	Monthly to Age 121	Charge per month per $1000 of Net Amount at Risk Minimum and Maximum Guaranteed Charge: $0.0067—$83.33 Minimum and Maximum Current Charge: $0.0067—$83.33
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 Face Amount		$0.11926 per month for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 Face Amount		$0.05663 per month for the first Policy Year.
Mortality & Expense Risk Charge	Each Monthly Deduction Day	Guaranteed Maximum: 0.50% charged as an annual percentage of the Separate Account Value Current: 0.00% charged as an annual percentage of the Separate Account Value[7]
Per Thousand of Face Amount Charge[1]	Monthly for the First 20 Years	Charge per $1000 of Face Amount[3] Guaranteed Maximum: For Policies or Face Amount increases applied for on such Policies – $2.7955 per month. Minimum: $0.09764 per month.
Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 of Face Amount		$0.24432 per month. (Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[4]	Annual charge rate as percentage of the loan Guaranteed Maximum: 6.00% Current: 3.00%[5]
Riders

Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Return of Premium (ROP) Rider	Monthly to Age 121	The Monthly Cost of Insurance Charge (see above) is higher in certain circumstances if the ROP Rider is elected (but not above the Guaranteed Maximum disclosed above).

Guaranteed Insurability Rider (GIR)[1]	Monthly until rider expires	Charge per month per $1000 of GIR Option Amount Minimum and Maximum Guaranteed Charge: $0.04—$0.46 Minimum and Maximum Current Charge: $0.04—$0.46
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating):		$0.23 for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		$0.23 for the first Policy Year
Monthly Deduction Waiver Rider[1]	Monthly until rider expires	Charged as an annual percentage of Monthly Deduction Charges Minimum and Maximum Guaranteed Charge: 8.00%—231.00% Minimum and Maximum Current Charge: 8.00%—231.00%
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating)		11.00% for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		11.00 % for the first Policy Year[8]
Accidental Death Benefit (ADB) Rider[1]	Monthly until rider expires	Charge per $1000 of ADB Face Amount Minimum and Maximum Guaranteed Charge: $0.05—$0.45 per month Minimum and Maximum Current Charge: $0.05—$0.45 per month
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred, Nonsubstandard Rating)		$0.06 per month for the first Policy Year

Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		$0.06 per month for the first Policy Year
Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
Waiver of Specified Premium (WSP) Rider[1]	Monthly until rider expires	Charge per $1000 of WSP Amount Minimum and Maximum Guaranteed Charge: $26.00—$217.50 per month Minimum and Maximum Current Charge: $26.00—$217.50 per month
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating)		$53.00 per month
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		$27.70 per month
1
This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2
The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charge listed in the table above. For more information on Flat Extra charges, see the sections on “Definitions” and “Charges Associated with the Policy—Deductions from Cash Value—Monthly Cost of Insurance Charge.”
3
Current charges are reduced to $0 in Policy Years 11 and beyond for all risk classes.
4
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.
5
The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond.
6
The charges for the Monthly Deduction Waiver Rider are calculated as percentages of the Monthly Deduction Charges. As such, the percentage charges cited in the table reflect both the percentages for each Monthly Deduction Charge and the cumulative annual Monthly Deduction Charges.
7
We currently do not deduct a Monthly Mortality and Expense Risk Charge, although we may do so in the future.
Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2024. Portfolio expenses may change from year to year, and hence may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios, including information concerning each underlying Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.

Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.13%	1.34%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.16%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2024. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2024 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2026.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/accumulatorii.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to AccumulatorIIProspectus@newyorklife.com. If you elect the Guaranteed Minimum Accumulation Benefit Rider, your choice of Eligible Portfolios is restricted; see below.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLI VP American Century Sustainable Equity—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.66%	19.84%	11.76%	9.90%
Asset Allocation	NYLI VP Balanced—Initial Class Adviser: New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and Wellington Management Company LLP (“Wellington”)	0.71%	7.90%	6.72%	5.87%
Investment Grade Bond	NYLI VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.54%	1.84%	(0.42) %	1.32%
Sector	NYLI VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Investment Management Listed Real Assets LLC	0.95%*	7.86%	1.18%	N/A
Asset Allocation	NYLI VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.51%	6.51%	4.07%	4.30%
-33

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLI VP Dimensional U.S. Equity (formerly MainStay VP Wellington U.S. Equity)—Initial Class Adviser: New York Life Investments Subadviser: Dimensional Fund Advisors LP	0.54%*	23.86%	12.74%	11.33%
Large Cap Equity	NYLI VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%*	18.54%	9.08%	8.09%
Asset Allocation	NYLI VP Equity Allocation—Initial Class Adviser: New York Life Investments	0.65%	11.87%	8.37%	7.58%
Sector	NYLI VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.68%	28.94%	9.40%	7.86%
Non-Investment Grade Bond	NYLI VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.64%	8.09%	4.89%	4.53%
Asset Allocation	NYLI VP Growth Allocation—Initial Class Adviser: New York Life Investments	0.60%	10.39%	7.41%	6.80%
Alternatives	NYLI VP Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments	1.08*%	6.54%	2.41%	0.44%
Asset Allocation	NYLI VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.62%	11.65%	4.86%	5.35%
Asset Allocation	NYLI VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Henderson Investors US LLC (“Janus”)	0.57%	15.72%	8.44%	8.73%
-34

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	NYLI VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.57%	8.64%	8.95%	8.57%
Non-Investment Grade Bond	NYLI VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.58%	7.12%	4.15%	5.27%
Non-Investment Grade Bond	NYLI VP MacKay Strategic Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.63%	7.15%	3.45%	3.26%
Investment Grade Bond	NYLI VP MacKay U.S. Infrastructure Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.57%	1.03%	(0.55)%	0.62%
Large Cap Equity	NYLI VP MFS® Investors Trust Portfolio – Initial Class Adviser: New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	0.74%	N/A	N/A	N/A
Large Cap Equity	NYLI VP MFS® Research—Initial Class Adviser: New York Life Investments Subadviser: MFS	0.75%	N/A	N/A	N/A
Asset Allocation	NYLI VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.55%	8.73%	5.68%	5.57%
Sector	NYLI VP Natural Resources—Initial Class Adviser: New York Life Investments Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.84%	0.74%	15.53%	5.04%
-35

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Sector	NYLI VP Newton Technology Growth—Initial Class Adviser: New York Life Investments Subadviser: NIMNA	0.77%	N/A	N/A	N/A
Investment Grade Bond	NYLI VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.82%*	2.21%	2.03%	2.24%
International/Global Equity	NYLI VP PineStone International Equity—Initial Class Adviser: New York Life Investments Subadviser: PineStone Asset Management Inc.	0.85%	4.51%	1.69%	4.85%
Large Cap Equity	NYLI VP S&P 500 Index—Initial Class Adviser: New York Life Investments	0.12%*	24.83%	14.38%	12.90%
Small/Mid Cap Equity	NYLI VP Schroders Mid Cap Opportunities (formerly MainStay VP Wellington Mid Cap)—Initial Class Adviser: New York Life Investments Subadviser: Schroder Investment Management North America	0.83%	9.98%	5.82%	6.24%
Small/Mid Cap Equity	NYLI VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.85%	10.41%	7.76%	8.33%
Money Market	NYLI VP U.S. Government Money Market—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.28%	5.02%	2.25%	1.48%
Small/Mid Cap Equity	NYLI VP Wellington Small Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.75%*	14.41%	6.06%	N/A
-36

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLI VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.74%	29.60%	16.86%	15.28%
Small/Mid Cap Equity	AB VPS Discovery Value Portfolio—Class A Adviser: AllianceBernstein L.P. (“AB”)	0.81%	10.02%	8.86%	7.63%
Large Cap Value	AB VPS Relative Value Portfolio—Class A Adviser: AB	0.61%	13.02%	9.81%	9.66%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.54%	16.44%	8.32%	8.32%
Investment Grade Bond	American Funds IS The Bond Fund of America®—Class 2 Adviser: CRMC	0.48%*	1.16%	0.32%	1.67%
Investment Grade Bond	American Funds IS Capital World Bond Fund®—Class 2 Adviser: CRMC	0.73%*	(3.04)%	(2.41)%	(0.09)%
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: CRMC	0.90%*	2.33%	3.01%	5.81%
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: CRMC	0.59%	31.61%	18.83%	16.58%
Sector	American Funds IS New World Fund®—Class 2 Adviser: CRMC	0.82%*	6.55%	4.54%	6.22%
Investment Grade Bond	American Funds IS U.S. Government Securities Fund®—Class 2 Adviser: CRMC	0.50%*	0.75%	0.14%	1.10%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund—Class 2 Adviser: CRMC	0.50%*	19.14%	12.18%	10.26%
-37

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) Subadviser: BlackRock (Singapore) Limited	0.77%*	9.23%	6.01%	5.59%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Subadviser: BlackRock International Limited	0.54%*	8.26%	4.42%	5.00%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.67%	24.89%	13.46%	11.52%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) Subadviser: ClearBridge Investments, LLC	0.70%	22.65%	12.78%	11.99%
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC ("Columbia")	0.75%	6.39%	0.72%	2.92%
Investment Grade Bond	Columbia Variable Portfolio—Intermediate Bond Fund—Class 1 Adviser: Columbia	0.52%	1.97%	0.20%	1.91%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	0.88%	5.64%	4.36%	3.17%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DIMA Subadviser: Northern Trust Investments, Inc.	0.38%*	11.15%	7.09%	7.53%
-38

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DIMA	0.84%*	6.21%	5.88%	5.58%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	0.14%	1.21%	(0.46)%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.56%	33.79%	17.04%	13.62%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.88%	10.04%	4.35%	6.05%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.47%	15.35%	10.08%	9.21%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC (“Geode”)	0.13%	12.31%	8.80%	N/A
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.46%	7.71%	5.15%	6.02%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.51%	9.41%	6.50%	7.30%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.59%	13.10%	9.10%	8.95%
-39

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.57%	38.89%	18.76%	18.22%
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.59%	5.14%	5.46%	7.96%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode	0.17%	5.11%	4.10%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.38%	1.79%	0.46%	1.93%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.57%	17.49%	11.34%	9.21%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin Advisers, Inc. (“Franklin”)	0.63%	18.29%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	6.39%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.58%	12.27%	N/A	N/A
-40

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	14.49%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.59%	9.69%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund—Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.90%	0.62%	3.23%	4.36%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco	0.86%	12.69%	10.49%	9.00%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.72%	15.61%	9.88%	12.40%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.72%	23.58%	12.35%	10.55%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Subadviser: SSgA Funds Management, Inc.	0.35%*	13.55%	9.94%	9.31%
International/Global Equity	Macquarie VIP Emerging Markets Series—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”) Subadviser: Macquarie Investment Management Global Limited (“MIMGL”)	1.16%*	5.09%	1.03%	4.05%
-41

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series—Standard Class Adviser: DMC Subadviser: MIMGL	0.74%	11.32%	7.15%	7.60%
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: MFS	0.89%*	7.25%	5.15%	7.53%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.79%*	13.75%	9.74%	9.05%
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%*	6.72%	4.96%	9.19%
Foreign Large Blend	MFS® Research International Portfolio—Initial Class Adviser: MFS	0.89%*	3.09%	3.89%	5.21%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.90%	24.02%	10.56%	10.52%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.91%	5.57%	2.87%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.86%	5.62%	1.50%	2.67%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.52%	4.65%	1.23%	1.43%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio—Institutional Class Adviser: PIMCO	0.47%	6.21%	2.92%	2.55%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.64%	2.69%	0.12%	1.69%
-42

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Sector	Principal VC Real Estate Securities Account—Class 1 Adviser: Principal Global Investors, LLC Subadviser: Principal Real Estate Investors, LLC	0.79%	5.59%	3.90%	6.25%
International/Global Equity	Putnam VT International Value Fund— Class IA Adviser: Putnam Investment Management, LLC Subadvisers: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%
Large Cap Equity	Voya Growth and Income Portfolio— Class I Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	23.85%	15.28%	12.56%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio—Class I Adviser: FTFA Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; and Western Asset Management Company Pte. Ltd.	0.52%	(0.42)%	(1.16)%	1.47%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolios for the year ended December 31, 2024, reflect temporary fee reductions under such an arrangement.
Investment Restrictions Applicable to the Guaranteed Minimum Accumulation Benefit Rider
To be eligible for the Guaranteed Minimum Accumulation Benefit Rider, you must allocate 100% of your Cash Value to any one (or more) of the following GMAB Allocation Alternatives:
NYLI VP Balanced—Initial Class
NYLI VP Bond—Initial Class
NYLI VP Conservative Allocation—Initial Class
NYLI VP Fidelity Institutional AM® Utilities—Initial Class
NYLI VP Floating Rate—Initial Class
-43

NYLI VP Growth Allocation—Initial Class
NYLI VP Income Builder—Initial Class
NYLI VP Janus Henderson Balanced—Initial Class
NYLI VP MacKay Convertible—Initial Class
NYLI VP MacKay High Yield Corporate Bond—Initial Class
NYLI VP MacKay Strategic Bond—Initial Class
NYLI VP MacKay U.S. Infrastructure Bond—Initial Class
NYLI VP Moderate Allocation—Initial Class
NYLI VP PIMCO Real Return—Initial Class
NYLI VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—Class I
Franklin Templeton Conservative Model Portfolio—Class I
Fixed Account
DCA Plus Account
DCA Extension Account
-44

This Summary Prospectus incorporates by reference the New York Life Variable Universal Life Accumulator II full (statutory) prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this summary prospectus.
The SEC EDGAR Contract Identifier for the Policy is C000199093.